THE ALKALINE WATER COMPANY INC.
(the "Issuer")

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(SERIES E PREFERRED STOCK)

INSTRUCTIONS TO SUBSCRIBER

1. You must complete all the information in the boxes on page 2 and sign where indicated with an "X".

2. If you are a resident of Canada, you must complete and sign Exhibit A "Canadian Investor Questionnaire" that starts on page 15. The purpose of this form is to determine whether you meet the standards for participation in a private placement under applicable Canadian securities laws. In order for the Issuer to satisfy its obligations under applicable Canadian securities laws, you may be required to provide additional evidence to verify the information you have provided in Exhibit A.

3. If you are a "U.S. Purchaser", as defined in Exhibit B, you must complete and sign Exhibit B "United States Accredited Investor Questionnaire" that starts on page 24.

4. You must complete and sign the Selling Stockholder Questionnaire attached as Exhibit D that starts on page 29.

5. All subscription funds must be in U.S. Dollars. You may only pay by wire transfer to the Issuer pursuant to the wiring instructions set out in Exhibit C that is on page 28.

6. The Issuer and the Subscriber acknowledge and agree that Clark Wilson LLP has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber. The Subscriber acknowledges and agrees that the Issuer and Clark Wilson LLP have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and Clark Wilson LLP that the Subscriber has sought independent legal advice or waives such advice.

THE ALKALINE WATER COMPANY INC.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from The Alkaline Water Company Inc. (the "Issuer") shares of Series E Preferred stock of the Issuer (each, a "Share") at a price of $1.00 per Share.  The Subscriber agrees to be bound by the terms and conditions set forth in the attached "Terms and Conditions of Subscription for Shares".

Subscriber Information ____________________________________________________________	Shares to be Purchased ___________________________________________________________
(Name of Subscriber)	(Number of Shares)

Account Reference (if applicable): _______________________________
X (Signature of Subscriber - if the Subscriber is an Individual)	Total Subscription Price:______________________________________ (the "Subscription Amount", plus wire fees if applicable)

X

(Signature of Authorized Signatory - if the Subscriber is not an Individual)

____________________________________________________________
(Name and Title  of Authorized Signatory - if the Subscriber is not an Individual)

____________________________________________________________
(Subscriber's Address, including postal or zip code)

____________________________________________________________

____________________________________________________________
(Telephone Number)                                                      (Email Address)

Register the Shares as set forth below:

____________________________________________________________
(Name to Appear on Share and Warrant Certificate)

____________________________________________________________
(Account Reference, if applicable)

____________________________________________________________
(Address, including postal or zip code)

Deliver the Shares as set forth below:

____________________________________________________________
(Attention - Name)

____________________________________________________________
(Account Reference, if applicable)

____________________________________________________________
(Street Address, including postal or zip code - no PO Boxes permitted)

____________________________________________________________
(Telephone Number)

The Issuer and the Subscriber acknowledge and agree that Clark Wilson LLP has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber. The Subscriber acknowledges and agrees that the Issuer and Clark Wilson LLP have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and Clark Wilson LLP that the Subscriber has sought independent legal advice or waives such advice.

____________________________________________________________
(signature of Subscriber)

ACCEPTANCE

The Issuer hereby accepts the Subscription (as defined herein) on the terms and conditions contained in this private placement subscription agreement (this "Agreement") as of the _____ day of __________________, 2022 (the "Closing Date").

THE ALKALINE WATER COMPANY INC.

Per: ______________________________________________
 Authorized Signatory

Address: 8541 E. Anderson Drive, Suite 100
 Scottsdale, AZ  85255

Attention:

Fax:

Email:

TERMS AND CONDITIONS OF SUBSCRIPTION FOR SHARES

1. Subscription

1.1 On the basis of the representations and warranties, and subject to the terms and conditions, set forth in this Agreement, the Subscriber hereby irrevocably subscribes for and agrees to purchase such number of Shares as is set forth on page 2 of this Agreement at a price of $1.00 per Share for the Subscription Amount shown on page 2 of this Agreement, which is tendered herewith (such subscription and agreement to purchase being the "Subscription"), and the Issuer agrees to sell the Shares to the Subscriber, effective upon the Issuer's acceptance of this Agreement.

1.2 The Shares are subject to the rights and restrictions as set forth in Exhibit E. The Shares will be convertible into units of the Issuer (each, a "Unit") at the conversion price per Unit as set forth in Exhibit E. Each Unit is comprised of one share of common stock in the capital of the Issuer (each, a "Common Share") and one-half of one common stock purchase warrant (each whole common stock purchase warrant, a "Warrant"). Each Warrant will entitle the holder thereof to acquire one additional Common Share (each, a "Warrant Share") at a price equal to the warrant exercise price per Warrant Share as set forth in Exhibit E. The Shares, the Common Shares issuable on conversion of the Shares, the Warrants, the Warrant Shares and the Commitment Shares (as defined below) are referred to herein as the "Securities".

1.3 In consideration for the Subscriber's execution and delivery of this Agreement, the Issuer shall issue the Subscriber ♦ Common Shares (the "Commitment Shares") at a deemed price of $0.25 per Commitment Share.

1.4 The Subscriber acknowledges that the Shares have been offered to the Subscriber as part of an offering by the Issuer of additional Shares to other subscribers (the "Offering").

1.5 All dollar amounts referred to in this Agreement are in lawful money of the United States of America, unless otherwise indicated.

2. Payment

2.1 The Subscription Amount must accompany this Subscription and will be paid by wire transfer to the Issuer pursuant to wiring instructions provided in Exhibit C at page 28. If Clark Wilson LLP (the "Issuer's Counsel") received the Subscription Amount, the Subscriber irrevocably authorizes the Issuer's Counsel to immediately deliver the Subscription Amount to the Issuer upon receipt of the Subscription Amount from the Subscriber, notwithstanding that such delivery may be made by the Issuer's Counsel to the Issuer prior to the closing of the Offering (the "Closing"). The Subscriber authorizes the Issuer to treat the Subscription Amount as an interest free loan until the Closing.

2.2 The Subscriber acknowledges and agrees that this Agreement, the Subscription Amount and any other documents or monies delivered in connection herewith will be held by or on behalf of the Issuer.  In the event that this Agreement is not accepted by the Issuer for whatever reason, which the Issuer expressly reserves the right to do, the Issuer will return the Subscription Amount (without interest thereon and less any wire charges) to the Subscriber at the address of the Subscriber as set forth on page 2 of this Agreement, or as otherwise directed by the Subscriber.

3. Documents Required from Subscriber

3.1 The Subscriber must complete, sign and return to the Issuer the following documents:

(a) this Agreement;

(b) if the Subscriber is a resident of Canada, the Canadian Investor Questionnaire (the "Canadian Questionnaire") attached as Exhibit A that starts on page 15, along with any additional evidence that may be requested by the Issuer to verify the information provided in the Canadian Questionnaire;

(c) if the Subscriber is a U.S. Purchaser (as defined in Exhibit B), the United States Accredited Investor Questionnaire (the "U.S. Questionnaire" and, together with the Canadian Questionnaire, the "Questionnaires") attached as Exhibit B that starts on page 25 along with any additional evidence that may be requested by the Issuer to verify the information provided in the U.S. Questionnaire;

(d) the Selling Stockholder Questionnaire attached as Exhibit D that starts on page 29; and

(e) such other supporting documentation that the Issuer or the Issuer's Counsel may request to establish the Subscriber's qualification as a qualified investor.

The Subscriber acknowledges and agrees that the Issuer will not consider the Subscription for acceptance unless the Subscriber has provided all of such documents to the Issuer.

3.2 As soon as practicable upon any request by the Issuer, the Subscriber will complete, sign and return to the Issuer any additional documents, questionnaires, notices and undertakings as may be required by any regulatory authorities or applicable laws.

3.3 The Issuer and the Subscriber acknowledge and agree that the Issuer's Counsel has acted as counsel only to the Issuer and is not protecting the rights and interests of the Subscriber.  The Subscriber acknowledges and agrees that the Issuer and the Issuer's Counsel have given the Subscriber the opportunity to seek, and are hereby recommending that the Subscriber obtain, independent legal advice with respect to the subject matter of this Agreement and, further, the Subscriber hereby represents and warrants to the Issuer and the Issuer's Counsel that the Subscriber has sought independent legal advice or waives such advice.

4. Conditions and Closing

4.1 The Closing Date will occur on such date as may be determined by the Issuer in its sole discretion.  The Issuer may, at its discretion, elect to close the Offering in one or more closings, in which event the Issuer may agree with one or more purchasers (including the Subscriber) to complete delivery of the Shares and the Commitment Shares to such purchaser(s) against payment therefor at any time on or prior to the Closing Date.

4.2 The Closing is conditional upon and subject to:

(a) the Issuer having obtained all necessary approvals and consents, including regulatory approvals for the Offering; and

(b) the issue and sale of the Securities being exempt from the requirement to file a prospectus and a registration statement and the requirement to deliver an offering memorandum under applicable securities legislation relating to the sale of the Securities, or the Issuer having received such orders, consents or approvals as may be required to permit such sale without the requirement to file a prospectus or deliver an offering memorandum.

4.3 The Subscriber acknowledges that the certificates representing the Shares and the Commitment Shares will be available for delivery within five (5) business days of the Closing Date, provided that the Subscriber has satisfied the requirements of Section 3 hereof and the Issuer has accepted this Agreement.

5. Acknowledgements and Agreements of the Subscriber

5.1 The Subscriber acknowledges and agrees that:

(a) except as provided in this Agreement, none of the Securities have been or will be registered under the United States Securities Act of 1933, as amended, (the "1933 Act"), or under any securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to any U.S. Person (as defined in Section 6.2), except in accordance with the provisions of Regulation S under the 1933 Act ("Regulation S"), pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state, provincial and foreign securities laws;

(b) except as provided in this Agreement, the Issuer has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act or any other applicable securities laws;

(c) the Issuer will refuse to register the transfer of any of the Securities to a U.S. Person not made pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with all applicable laws;

(d) the decision to execute this Agreement and to acquire the Securities has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with any Canadian provincial securities commissions on SEDAR and the United States Securities and Exchange Commission (the "SEC") (collectively, the "Public Record");

(e) the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber will promptly notify the Issuer;

(f) there are risks associated with the purchase of the Securities, as more fully described in the Issuer's periodic disclosure forming part of the Public Record;

(g) the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, the Issuer in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Issuer;

(h) a portion of this Offering may be sold pursuant to an agreement between the Issuer and one or more agents registered in accordance with applicable securities laws, in which case the Issuer will pay a fee and/or compensation securities on terms as set out in such agreement;

(i) finder's fees or broker's commissions may be payable by the Issuer to finders who introduce subscribers to the Issuer;

(j) the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Subscriber, its legal counsel and/or its advisor(s);

(k) all of the information which the Subscriber has provided to the Issuer is correct and complete and if there should be any change in such information prior to the Closing, the Subscriber will immediately notify the Issuer, in writing, of the details of any such change;

(l) the Issuer is entitled to rely on the representations and warranties of the Subscriber contained in this Agreement and the Questionnaires, as applicable, and the Subscriber will hold harmless the Issuer from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Agreement or the Questionnaires, as applicable;

(m) any resale of the Securities by the Subscriber will be subject to resale restrictions contained in the securities laws applicable to the Issuer, the Subscriber and any proposed transferee and it is the sole responsibility of the Subscriber to find out what those restrictions are and to comply with such restrictions before selling any of the Securities;

(n) the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Issuer is not in any way responsible) for compliance with:

(i) any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Securities hereunder, and

(ii) applicable resale restrictions;

(o) there may be material tax consequences to the Subscriber of an acquisition or disposition of the Securities and the Issuer gives no opinion and makes no representation to the Subscriber with respect to the tax consequences to the Subscriber under federal, state, provincial, local or foreign tax laws that may apply to the Subscriber's acquisition or disposition of the Securities;

(p) the Subscriber consents to the placement of a legend or legends on any certificate or other document evidencing any of the Securities setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement;

(q) the Issuer has advised the Subscriber that the Issuer is relying on an exemption from the requirements to provide the Subscriber with a prospectus under provincial securities laws and other applicable securities laws, and, as a consequence of acquiring the Securities pursuant to such exemption, certain protections, rights and remedies provided by applicable securities laws (including the various provincial securities acts), including statutory rights of rescission or damages, will not be available to the Subscriber;

(r) no securities commission or similar regulatory authority has reviewed or passed on the merits of any of the Securities;

(s) there is no government or other insurance covering any of the Securities; and

(t) this Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer and the Issuer reserves the right to reject this Subscription for any reason.

6. Representations and Warranties of the Subscriber

6.1 The Subscriber hereby represents and warrants to the Issuer (which representations and warranties will survive the Closing) that:

(a) unless the Subscriber has completed Exhibit B, the Subscriber is not a U.S. Person (as defined in Section 6.2);

(b) the Subscriber is resident in the jurisdiction set out on page 2 of this Agreement;

(c) if the Subscriber is resident outside of the United States and Canada:

(i) the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities laws having application in the jurisdiction in which the Subscriber is resident (the "International Jurisdiction") which would apply to the offer and sale of the Securities,

(ii) the Subscriber is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable laws of the International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the Securities under applicable securities laws of the International Jurisdiction without the need to rely on any exemptions,

(iii) the applicable securities laws of the International Jurisdiction do not require the Issuer to make any filings or seek any approvals of any kind from any securities regulator of any kind in the International Jurisdiction in connection with the offer, issue, sale or resale of any of the Securities,

(iv) the purchase of the Securities by the Subscriber does not trigger:

A. any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase, in the International Jurisdiction, or

B. any continuous disclosure reporting obligation of the Issuer in the International Jurisdiction, and

(v) the Subscriber will, if requested by the Issuer, deliver to the Issuer a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Issuer, acting reasonably;

(d) the Subscriber has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporate entity, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Agreement on behalf of the Subscriber;

(e) the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(f) the Subscriber has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(g) the Subscriber has received and carefully read this Agreement;

(h) the Subscriber is aware that an investment in the Issuer is speculative and involves certain risks, including those risks disclosed in the Public Record and the possible loss of the entire Subscription Amount;

(i) the Subscriber has made an independent examination and investigation of an investment in the Securities and the Issuer and agrees that the Issuer will not be responsible in any way for the Subscriber's decision to invest in the Securities and the Issuer;

(j) the Subscriber is not an underwriter of, or dealer in, any of the Securities, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(k) the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media, or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(l) no person has made to the Subscriber any written or oral representations:

(i) that any person will resell or repurchase any of the Securities,

(ii) that any person will refund the purchase price of any of the Securities, or

(iii) as to the future price or value of any of the Securities.

6.2 In this Agreement, the term "U.S. Person" will have the meaning ascribed thereto in Regulation S, and for the purpose of this Agreement includes, but is not limited to: (a) any person in the United States; (b) any natural person resident in the United States; (c) any partnership or corporation organized or incorporated under the laws of the United States; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; or (e) any estate or trust of which any executor or administrator or trustee is a U.S. Person.

7. Registration Rights

7.1 The Issuer will prepare and file a registration statement on Form S-3 (or any other applicable form available to the Issuer at the time of such filing) (the "Registration Statement") with respect to the Common Shares issuable on conversion of the Shares, the Warrant Shares and the Commitment Shares (collectively, the "Registerable Shares") with the SEC within 60 days following the Closing Date and will use commercially reasonable efforts to have the Registration Statement declared effective by the SEC as soon as possible after filing.  The Registration Statement shall state, to the extent permitted by Rule 416 under the 1933 Act, that it also covers such indeterminate number of additional Common Shares in order to prevent dilution resulting from stock splits, stock dividends or similar events. Notwithstanding any other provision in this Section 7, if the Issuer receives a comment from the staff of the SEC that effectively results in the Issuer having to reduce the number of Registerable Shares included in such Registration Statement, then the Issuer, after having first used commercially reasonable efforts to persuade the staff of the SEC to withdraw such comment, may in its sole discretion reduce on a pro rata basis (among all subscribers in the Offering) the number of Registerable Shares to be included in the Registration Statement.

7.2 In connection with the preparation and filing of the Registration Statement, the Subscriber will furnish to the Issuer, in writing, such information and representations with respect to itself and the proposed distribution by it as are reasonably necessary in order to assure compliance with applicable federal and state securities laws. The Issuer will require the Subscriber to furnish to the Issuer, among other things as may be determined by the Issuer in its sole discretion, a certified statement as to the number of securities of the Issuer beneficially owned by the Subscriber and the name of the natural person that has voting and dispositive control over the Registerable Shares. The Subscriber will be responsible for payment of any legal fees it incurs in connection with the Registration Statement.

7.3 The Subscriber shall indemnify and hold harmless the Issuer, its directors, officers, agents and employees, each person who controls the Issuer (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all losses, as incurred, to the extent arising out of or based solely upon: (a) the Subscriber's failure to comply with the prospectus delivery requirements of the 1933 Act; (b) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that: (i) such untrue statement or omission is contained in any information so furnished in writing by the Subscriber to the Issuer specifically for inclusion in the Registration Statement, (ii) such untrue statements or omissions are based solely upon information regarding the Subscriber furnished in writing to the Issuer by the Subscriber expressly for use therein, or (iii) such information relates to the Subscriber or the Subscriber's proposed method of distribution of the Registerable Shares and was reviewed and expressly approved in writing by the Subscriber expressly for use in the Registration Statement or in any amendment or supplement thereto; or (c) the use by the Subscriber of an outdated or defective Registration Statement after the Issuer has notified the Subscriber in writing that the Registration Statement is outdated or defective.

7.4 If a claim for indemnification hereunder is unavailable to the Issuer (by reason of public policy or otherwise), then the Subscriber, in lieu of indemnifying the Issuer, shall contribute to the amount paid or payable by the Issuer as a result of such losses, in such proportion as is appropriate to reflect the relative fault of the Subscriber and the Issuer in connection with the actions, statements or omissions that resulted in such losses, as well as any other relevant equitable considerations. The relative fault of the Subscriber and the Issuer shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Subscriber or the Issuer, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this section was available to such party in accordance with its terms.

8. Representations and Warranties will be Relied Upon by the Issuer

8.1 The Subscriber acknowledges and agrees that the representations and warranties contained herein and in the Questionnaires, as applicable, are made by it with the intention that such representations and warranties may be relied upon by the Issuer and the Issuer's Counsel in determining the Subscriber's eligibility to purchase the Securities under applicable laws, or, if applicable, the eligibility of others on whose behalf the Subscriber is contracting hereunder to purchase the Securities under applicable laws. The Subscriber further agrees that, by accepting delivery of the certificates representing the Securities, it will be representing and warranting that the representations and warranties contained herein and in the Questionnaires, as applicable, are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the purchase by the Subscriber of the Securities and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

9. Acknowledgement and Waiver

9.1 The Subscriber has acknowledged that the decision to acquire the Securities was solely made on the basis of the Public Record.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

10. Legending and Registration of Securities

10.1 The Subscriber hereby acknowledges that a legend or legends may be placed on the certificates representing the Securities to the effect that the Securities represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities laws, and the Subscriber consent to the placement of such legend(s) on any certificate representing such Securities.

10.2 The Subscriber hereby acknowledges and agrees to the Issuer making a notation on its records or giving instructions to the registrar and transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Agreement.

11. Collection of Personal Information

11.1 The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber's personal information for the purpose of fulfilling this Agreement and completing the Offering.  The Subscriber acknowledges that its personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Issuer to (a) stock exchanges or securities regulatory authorities, (b) the Issuer's registrar and transfer agent, (c) tax authorities, (d) authorities pursuant to the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering.  By executing this Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber's personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) for the foregoing purposes and for the purposes described in Exhibit D to this Agreement, and to the retention of such personal information for as long as permitted or required by applicable laws or business practice.  Notwithstanding that the Subscriber may be purchasing the Securities as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the nature and identity of such undisclosed principal, and any interest that such undisclosed principal has in the Issuer, all as may be required by the Issuer in order to comply with the foregoing. By completing this Agreement, the Subscriber authorizes the indirect collection of the information described in this Section 11.1 by all applicable regulators and consents to the disclosure of such information to the public through (i) the filing of a report of trade with all applicable regulators and (ii) the filing of this Agreement on SEDAR.

Furthermore, the Subscriber is hereby notified that:

(a) the Issuer may deliver to any securities commission having jurisdiction over the Issuer, the Subscriber or this Subscription, including any Canadian provincial securities commissions, the United States Securities and Exchange Commission and/or any state securities commissions (collectively, the "Commissions"), certain personal information pertaining to the Subscriber, including the Subscriber's full name, residential address and telephone number, the number of securities of the Issuer owned by the Subscriber, the number of Securities purchased by the Subscriber, the total Subscription Amount paid for the Securities, the prospectus exemption relied on by the Issuer and the date of distribution of the Securities;

(b) such information is being collected indirectly by the Commissions under the authority granted to them in applicable securities laws;

(c) such information is being collected for the purposes of the administration and enforcement of applicable securities laws; and

(d) the Subscriber may contact the public official in the local jurisdiction with respect to questions about the indirect collection of such information at the following address and telephone number:

Attention: FOIP Coordinator Alberta Securities Commission Suite 600 250 - 5th Street SW Calgary, AB T2P 0R4 Telephone: 403-297-6454	Attention: FOI Inquiries British Columbia Securities Commission P.O. Box 10142, Pacific Centre 701 West Georgia Street Vancouver, BC V7Y 1L2 Telephone: 604-899-6854	Attention: Inquiries Officer Ontario Securities Commission 20 Queen Street West, 22nd Floor Toronto, ON M5H 3S8 Telephone: 416-593-8314

12. Costs

12.1 The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities will be borne by the Subscriber.

13. Execution of Subscription Agreement

13.1 The Issuer and the Issuer's Counsel will be entitled to rely on delivery by facsimile machine or other means of electronic communication capable of producing a printed copy of an executed copy of this Agreement, and acceptance by the Issuer of such facsimile or electronic copy will be equally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms hereof. If less than a complete copy of this Agreement is delivered to the Issuer or the Issuer's Counsel prior to or at Closing, the Issuer and the Issuer's Counsel are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions of the pages not delivered prior to or at Closing unaltered.

13.2 The Subscriber hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of this Agreement and any other acknowledgements, provisions, forms, certificates or documents executed by the Subscriber and delivered to the Issuer or the Issuer's Counsel in connection with the Subscription.

14. Beneficial Subscribers

14.1 Whether or not explicitly stated in this Agreement, any acknowledgement, representation, warranty, covenant or agreement made by the Subscriber in this Agreement, including the exhibits hereto or any other documents delivered by the Subscriber to the Issuer in connection herewith, will be treated as if made by the disclosed principal, if any.

15. Governing Law

15.1 This Agreement is governed by the laws of the State of Nevada.

16. Survival

16.1 This Agreement, including, without limitation, the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the Issuer and the Subscriber, notwithstanding the completion of the purchase of the Securities by the Subscriber.

17. Assignment

17.1 This Agreement is not transferable or assignable.

18. Severability

18.1 The invalidity or unenforceability of any particular provision of this Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

19. Entire Agreement

19.1 Except as expressly provided in this Agreement and in the exhibits, agreements, instruments and other documents attached hereto or contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Issuer or by anyone else.

20. Notices

20.1 All notices and other communications hereunder will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication, including facsimile, electronic mail or other means of electronic communication capable of producing a printed copy.  Notices to the Subscriber will be directed to the address of the Subscriber set forth on page 2 of this Agreement and notices to the Issuer will be directed to it at the address of the Issuer set forth on page 3 of this Agreement.

21. Counterparts and Electronic Means

21.1 This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will constitute an original, and all of which together will constitute one instrument. Delivery of an executed copy of this Agreement by email transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the Closing Date.

22. Exhibits

22.1 The exhibits attached hereto form part of this Agreement.

23. Indemnity

23.1 The Subscriber will indemnify and hold harmless the Issuer and the Issuer's Counsel, where applicable, the Issuer's directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained in this Agreement, the Questionnaires, as applicable, or in any document furnished by the Subscriber to the Issuer in connection herewith being untrue in any material respect, or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith.

EXHIBIT A

CANADIAN INVESTOR QUESTIONNAIRE

TO: THE ALKALINE WATER COMPANY INC. (the "Issuer")

RE: Purchase of shares of Series E Preferred Stock (the "Shares") of the Issuer

Capitalized terms used in this Canadian Questionnaire (this "Questionnaire") and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement between the Subscriber and the Issuer to which this Exhibit A is attached.

Unless otherwise provided, all dollar amounts referred to in this Questionnaire and Appendix A to this Questionnaire are in lawful money of Canada.

In connection with the purchase of Shares by the undersigned or the Disclosed Principal (in either case, the "Subscriber"), the Subscriber hereby represents, warrants and certifies to the Issuer that the Subscriber:

(i) is purchasing the Securities as principal (or deemed principal under the terms of National Instrument 45-106 - Prospectus Exemptions as adopted by the Canadian Securities Administrators ("NI 45-106"));

(ii) (A)  is resident in or is subject to the laws of one of the following (check one):

☐ Alberta	☐ New Brunswick	☐ Prince Edward Island

☐ British Columbia	☐ Nova Scotia	☐ Quebec

☐ Manitoba	☐ Ontario	☐ Saskatchewan

☐ Newfoundland and Labrador		☐ Yukon

☐ Northwest Territories

☐ United States: _________________________ (List State of Residence)

or

 (B) ☐ is resident in a country other than Canada or the United States; and

(iii) has not been provided with any offering memorandum in connection with the purchase of the Securities.

In connection with the purchase of the Shares, the Subscriber hereby represents, warrants and certifies to, and covenants and agrees with, the Issuer that the Subscriber meets one or more of the following criteria:

I. SUBSCRIBERS PURCHASING UNDER THE "ACCREDITED INVESTOR" EXEMPTION

(a)

the Subscriber is not a trust company or trust company registered under the laws of Prince Edward Island that is not registered or authorized under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada;

(b)

the Subscriber is an "accredited investor" within the meaning of NI 45-106, by virtue of satisfying the indicated criterion as set out in Appendix "A" to this Questionnaire (YOU MUST ALSO INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE IN APPENDIX "A" ATTACHED TO THIS QUESTIONNAIRE)

(c)

If the Subscriber is an "accredited investor" within the meaning of NI 45-106 by virtue of satisfying the indicated criterion as set out in paragraphs (d), (f) or (g) of Appendix "A" to this Questionnaire, the Subscriber has provided the Issuer with the signed risk acknowledgement form set out in Appendix "B" to this Questionnaire;

II. MINIMUM AMOUNT INVESTMENT

(a)	the Subscriber is not an individual as that term is defined in applicable Canadian securities laws.

(b)	the Subscriber is purchasing the Shares as principal for its own account and not for the benefit of any other person;

(c)	The Shares have an acquisition cost to the Subscriber of not less than $150,000, payable in cash at the Closing; and

(d)

the Subscriber was not created and is not being used solely to purchase or hold securities in reliance on the prospectus exemption provided under Section 2.10 of NI 45-106, it pre-existed the Offering and has a bona fide purpose other than investment in the Shares.

For the purposes of the Canadian Investor Questionnaire and Appendix "A" attached to the Canadian Investor Questionnaire:

(a) an issuer is "affiliated" with another issuer if

(i) one of them is the subsidiary of the other, or

(ii) each of them is controlled by the same person;

(b) "control person" means

(i) a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, or

(ii) each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of an issuer to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of an issuer, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control of the issuer;

(c) "director" means

(i) a member of the board of directors of a company or an individual who performs similar functions for a company, and

(ii) with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(d) "eligibility adviser" means

(i) a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed; and

(ii) in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A) have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B) have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(e) "executive officer" means, for an issuer, an individual who is

(i) a chair, vice-chair or president,

(ii) a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(iii) performing a policy-making function in respect of the issuer;

(f) "financial assets" means

(i) cash,

(ii) securities, or

(iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(g) "foreign jurisdiction" means a country other than Canada or a political subdivision of a country other than Canada;

(h) "founder" means, in respect of an issuer, a person who,

(i) acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii) at the time of the distribution or trade is actively involved in the business of the issuer;

(i) "fully managed account" means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(j) "individual" means a natural person, but does not include

(i) a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or trust, or

(ii) a natural person in the person's capacity as a trustee, executor, administrator or personal or other legal representative;

(k) "investment fund" means a mutual fund or a non-redeemable investment fund, and, for great certainty in British Columbia, includes an employee venture capital corporation and a venture capital corporation as such terms are defined in National Instrument 81-106 Investment Fund Continuous Disclosure;

(l) "jurisdiction" or "jurisdiction of Canada" means a province or territory of Canada except when used in the term foreign jurisdiction;

(m) "non-redeemable investment fund" means an issuer:

(i) whose primary purpose is to invest money provided by its securityholders;

(ii) that does not invest

(A) for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

(B) for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

(iii) that is not a mutual fund;

(n) "person" includes

(i) an individual;

(ii) a corporation;

(iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(iv) an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(o) "related liabilities" means

(i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii) liabilities that are secured by financial assets; and

(p) "spouse" means, an individual who,

(i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii) in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

The Subscriber agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the issue of the Securities.

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber to acquire the Securities and that this Questionnaire is incorporated into and forms part of the Agreement.

The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth in the Agreement or in this Questionnaire which takes place prior to the Closing.

By completing this Questionnaire, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority or regulator and acknowledges that such information is made available to the public under applicable laws.

DATED as of _______ day of __________________, 2022.

____________________________________________________________
Print Name of Subscriber (or person signing as agent of the Subscriber)

By:  ________________________________________________________
 Signature of Subscriber (or Authorized
 Signatory)

 ________________________________________________________
 Print Name and Title of Authorized
 Signatory (if Subscriber is not an individual)

APPENDIX "A"
TO CANADIAN INVESTOR QUESTIONNAIRE

Accredited Investors only: Please check the appropriate box and initial

☐	(a)	except in Ontario, a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer,

☐	(b)	an individual registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (a),

☐	(c)

an individual formerly registered under the securities legislation of a jurisdiction of Canada, other than an individual formerly registered solely as a representative of a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

☐	(d)

an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $1,000,000 (YOU MUST INDICATE YOUR FINANCIAL ASSETS HERE: $__________________________ ☐ WITH SPOUSE / ☐ WITHOUT SPOUSE AND ALSO COMPLETE THE RISK ACKNOWLEDGEMENT FORM IN APPENDIX "B" ATTACHED TO THIS QUESTIONNAIRE),

☐	(e)	an individual who beneficially owns financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5,000,000,

☐	(f)

an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year (YOU MUST INDICATE YOUR NET INCOME HERE: $__________________________ ☐ WITH SPOUSE / ☐ WITHOUT SPOUSE AND ALSO COMPLETE THE RISK ACKNOWLEDGEMENT FORM IN APPENDIX "B" ATTACHED TO THIS QUESTIONNAIRE),

☐	(g)

an individual who, either alone or with a spouse, has net assets of at least $5,000,000 (YOU MUST INDICATE YOUR NET ASSETS HERE: $__________________________ ☐ WITH SPOUSE / ☐ WITHOUT SPOUSE AND ALSO COMPLETE THE RISK ACKNOWLEDGEMENT FORM IN APPENDIX "B" ATTACHED TO THIS QUESTIONNAIRE),

☐	(h)

a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements and that has not been created or used solely to purchase or hold securities as an accredited investor as defined in this paragraph (h),

☐	(i)

an investment fund that distributes or has distributed its securities only to

(i) a person that is or was an accredited investor at the time of the distribution,

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] of NI 45-106, or 2.19 [Additional investment in investment funds] of NI 45-106, or

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106,

☐	(j)

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

☐	(k)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

☐	(l)

a person acting on behalf of a fully managed account managed by that person, if that person is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

☐	(m)

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

☐	(n)	an entity organized in a foreign jurisdiction that is analogous to the entity referred to in paragraph (a) in form and function,

☐	(o)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

☐	(p)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser,

☐	(q)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor, or

☐	(r)

a trust established by an accredited investor for the benefit of the accredited investor's family members of which a majority of the trustees are accredited investors and all of the beneficiaries are the accredited investor's spouse, a former spouse of the accredited investor or a parent, grandparent, brother, sister, child or grandchild of that accredited investor, of that accredited investor's spouse or of that accredited investor's former spouse.

Dated _____________________________, 2022.

X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

APPENDIX "B"
TO CANADIAN INVESTOR QUESTIONNAIRE

Form 45-106F9

Form for Individual Accredited Investors

WARNING! This investment is risky. Don't invest unless you can afford to lose all the money you pay for this investment.

SECTION 1 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
1. About your investment
Type of securities: Shares of Series E Preferred Stock (the "Shares") of the Issuer at a price of US$1.00 per Share.	Issuer: THE ALKALINE WATER COMPANY INC. (the "Issuer")
Purchased from: The Issuer.
SECTIONS 2 TO 4 TO BE COMPLETED BY THE PURCHASER
2. Risk acknowledgement
This investment is risky. Initial that you understand that:	Your initials
Risk of loss - You could lose your entire investment of $__________. [Instruction: Insert the total dollar amount of the investment.]
Liquidity risk - You may not be able to sell your investment quickly - or at all.
Lack of information - You may receive little or no information about your investment.

Lack of advice - You will not receive advice from the salesperson about whether this investment is suitable for you unless the salesperson is registered. The salesperson is the person who meets with, or provides information to, you about making this investment. To check whether the salesperson is registered, go to www.aretheyregistered.ca.

3. Accredited investor status

You must meet at least one of the following criteria to be able to make this investment. Initial the statement that applies to you. (You may initial more than one statement.) The person identified in section 6 is responsible for ensuring that you meet the definition of accredited investor. That person, or the salesperson identified in section 5, can help you if you have questions about whether you meet these criteria.

Your initials
  Your net income before taxes was more than $200,000 in each of the 2 most recent calendar years, and you expect it to be more than $200,000 in the current calendar year. (You can find your net income before taxes on your personal income tax return.)

  Your net income before taxes combined with your spouse's was more than $300,000 in each of the 2 most recent calendar years, and you expect your combined net income before taxes to be more than $300,000 in the current calendar year.

Either alone or with your spouse, you own more than $1 million in cash and securities, after subtracting any debt related to the cash and securities.
Either alone or with your spouse, you have net assets worth more than $5 million. (Your net assets are your total assets (including real estate) minus your total debt.)
4. Your name and signature
By signing this form, you confirm that you have read this form and you understand the risks of making this investment as identified in this form.
First and last name (please print):
Signature:	Date:
SECTION 5 TO BE COMPLETED BY THE SALESPERSON
5. Salesperson information

[Instruction: The salesperson is the person who meets with, or provides information to, the purchaser with respect to making this investment. That could include a representative of the issuer or selling security holder, a registrant or a person who is exempt from the registration requirement.]

First and last name of salesperson (please print):
Telephone:	Email:
Name of firm (if registered):
SECTION 6 TO BE COMPLETED BY THE ISSUER OR SELLING SECURITY HOLDER
6. For more information about this investment
For investment in a non-investment fund
The Alkaline Water Company Inc.
8541 E. Anderson Drive, Suite 100
Scottsdale, AZ 85255
Telephone:
Email:
For more information about prospectus exemptions, contact your local securities regulator. You can find contact information at www.securities-administrators.ca.

EXHIBIT B

UNITED STATES ACCREDITED INVESTOR QUESTIONNAIRE

TO: THE ALKALINE WATER COMPANY INC. (the "Issuer")

RE: Purchase of Shares of Series E Preferred Stock (the "Shares") of the Issuer

Capitalized terms used in this U.S. Questionnaire (this "Questionnaire") and not specifically defined have the meaning ascribed to them in the Private Placement Subscription Agreement (the "Subscription Agreement") between the undersigned, or if the undersigned is purchasing the Shares as agent on behalf of a disclosed beneficial subscriber, such beneficial subscriber, as applicable (in either case, the "Subscriber") and the Issuer to which this Exhibit B is attached.

This Questionnaire applies only to persons that are U.S. Purchasers.  A "U.S. Purchaser" is: (a) any U.S. Person, (b) any person purchasing the Shares on behalf of any U.S. Person, (c) any person that receives or received an offer of the Shares while in the United States, or (d) any person that is in the United States at the time the Subscriber's buy order was made or the Subscription Agreement was executed or delivered.

The Subscriber understands and agrees that none of the Securities have been or will be registered under the 1933 Act, or applicable state, provincial or foreign securities laws, and the Securities are being offered and sold to the Subscriber in reliance upon the exemption provided in Section 4(a)(2) of the 1933 Act and Rule 506 of Regulation D under the 1933 Act for non-public offerings. The Securities are being offered and sold within the United States only to "accredited investors" as defined in Rule 501(a) of Regulation D.  The Securities offered hereby are not transferable except in accordance with the restrictions described herein.

The Subscriber represents, warrants, and certifies to, and covenants and agrees with, the Issuer (which representations, warranties, covenants, agreements and certifications will survive the Closing), and acknowledges that the Issuer is relying thereon, that:

1. it is not resident in Canada;

2. it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

3. the Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

4. it is acquiring the Securities as principal for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws;

5. it (a) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (b) has no need for liquidity in an investment in the Securities, and (c) is able to bear the economic risks of an investment in the Securities for an indefinite period of time;

6. if the Subscriber is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an "X" on the appropriate lines):

___________

a natural person whose individual net worth, or joint net worth with that person's spouse, exceeds US$1,000,000. For purposes of this category, "net worth" means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person's primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (a) any mortgage amount in excess of the home's fair market value and (b) any mortgage amount that was borrowed during the 60 day period before the Closing Date for the purpose of investing in the Securities,

___________

a natural person who had an individual income in excess of US$200,000 in each of the two most recent years, or joint income with their spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year, or

___________	a director or executive officer of the Issuer;

7. if the Subscriber is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an "X" on the appropriate lines):

___________

an organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US$5,000,000,

___________	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States),

___________

a trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act, or

___________	an entity in which all of the equity owners satisfy the requirements of one or more of the categories set forth in Section 6 of this Questionnaire;

8. it has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

9. if the Subscriber decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities, directly or indirectly, unless:

(a) the sale is to the Issuer,

(b) the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations in which such sale is made;

(c) the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or "blue sky" laws, or

(d) the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities, and

(e) it has, prior to such sale pursuant to subsection (c) or (d), furnished to the Issuer an opinion of counsel of recognized standing reasonably satisfactory to the Issuer, to such effect;

10. it understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Securities, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form:

"THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS."

11. it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition or disposition of any of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber's acquisition or disposition of the Securities;

12. it consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Questionnaire and the Subscription Agreement;

13. it is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the "United States"), is a "U.S. Person" as such term is defined in Regulation S or was in the United States at the time the Securities were offered or the Subscription Agreement was executed; and

14. it understands that the Issuer has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder).

The Subscriber agrees that the above representations and warranties will be true and correct both as of the execution of this Questionnaire and as of the Closing and acknowledges that they will survive the completion of the issue of the Securities.

The Subscriber acknowledges that the foregoing representations and warranties are made by the Subscriber with the intent that they be relied upon in determining the suitability of the Subscriber to acquire the Securities and that this Questionnaire is incorporated into and forms part of the Agreement.  The Subscriber undertakes to immediately notify the Issuer of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing.

By completing this Questionnaire, the Subscriber authorizes the indirect collection of this information by each applicable regulatory authority and acknowledges that such information may be made available to the public under applicable laws.

Dated _____________________________, 2022.

X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

EXHIBIT C

US DOLLAR WIRE INSTRUCTIONS

EXHIBIT D

SELLING STOCKHOLDER QUESTIONNAIRE

THE ALKALINE WATER COMPANY INC.
8541 E. Anderson Drive, Suite 100
Scottsdale, AZ  85255

Ladies and Gentlemen:

The undersigned acknowledges that the undersigned is a beneficial owner of securities of The Alkaline Water Company Inc. (the "Company").  The undersigned understands that the undersigned will be named as a selling stockholder in the prospectus that forms a part of the Company's Registration Statement on Form S-3 (the "Registration Statement").  The Registration Statement registers for resale under the Securities Act of 1933, as amended (the "Securities Act"), the securities the undersigned beneficially owns that are disclosed in response to Question 5(b) of this Selling Stockholder Questionnaire (the "Registrable Securities").  The Company will use the information that the undersigned provides in this Selling Stockholder Questionnaire (this "Questionnaire") to ensure the accuracy of the Registration Statement and the prospectus.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of securities to be registered under the Registration Statement are advised to consult their own securities counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

The undersigned acknowledges that by completing, dating, executing and returning this Questionnaire to the Company, the undersigned is giving written notice to the Company of its desire to have the securities disclosed in response to Question 5(b) of this Questionnaire included in the Registration Statement.

Please answer every question.

If the answer to any question is "none" or "not applicable," please so state.

1. Name. Type or print the full legal name of the selling securityholder.

_________________________________________________________________________________

2. Contact Information. Provide the address, telephone number, fax number and email address of the selling securityholder.

Address:	_________________________

_________________________

Phone:	_________________________

Fax:	_________________________

Email:	_________________________

3. Relationship with the Company. Describe the nature of any position, office or other material relationship the selling securityholder has had with the Company or any of its affiliates (e.g., directors, executive officers or 10% or more stockholders of the Company) during the past three years.

4. Organizational Structure. Please indicate or (if applicable) describe how the selling securityholder is organized.

Is the selling securityholder a natural person? (If so, please mark the box and skip to Question 5.)	___ Yes	___ No

Is the selling securityholder a reporting company under the Securities Exchange Act of 1934, as amended (the "Exchange Act")? (If so, please mark the box and skip to Question 5.)	___ Yes	___ No

Is the selling securityholder a majority-owned subsidiary of a reporting company under the Exchange Act? (If so, please mark the box and skip to Question 5.)	___ Yes	___ No

Is the selling securityholder a registered investment company under the Investment Company Act of 1940? (If so, please mark the box and skip to Question 5.)	___ Yes	___ No

If the answer to all of the foregoing questions is "no," please describe: (i) the exact legal description of the selling securityholder (e.g., corporation, partnership, limited liability company, etc.); (ii) whether the legal entity so described is managed by another entity and the exact legal description of such entity (repeat this step until the last entity described is managed by a person or persons, each of whom is described in any one of (a) through (d) above); (iii) the names of each person or persons having voting and investment control over the Company's securities that the entity owns (e.g., director(s), general partner(s), managing member(s), etc.).

(a) Legal Description of Entity:

(b) Name of Entit(ies)/(y) Managing Such Entity (if any):

(c) Name of Entit(ies)/(y) Managing such Entit(ies)/(y) (if any):

(d) Name(s) of Natural Person(s) Having Voting or Investment Control Over the Shares Held by such Entit(ies)/(y):

5. Ownership of the Company's Securities. This question covers beneficial ownership of the Company's securities.  Please consult Appendix A to this Questionnaire for information as to the meaning of "beneficial ownership."  State (a) the number of shares of the Company's common stock (including any shares issuable upon exercise of warrants or other convertible securities) that the selling securityholder beneficially owned as of the date this Questionnaire is signed and (b) the number of such shares of the Company's common stock that the selling securityholder wishes to have registered for resale in the Registration Statement:

(a) Number of shares of common stock, convertible debentures, warrants and other equity securities or convertible securities owned:

(b) Number of shares of common stock and shares of common stock underlying convertible debentures, warrants and other equity securities or convertible securities owned to be registered for resale in the Registration Statement:

6. Acquisition of Shares. If the selling securityholder did not acquire the securities to be sold directly from the Company please describe below the manner in which the securities were acquired including, but not limited to, the date, the name and address of the seller(s), the purchase price and pursuant to which documents (the "Acquisition Documents") and please forward such documents as provided below.

7. Broker-Dealer Status.

(a)	Is the selling securityholder a broker-dealer?	___ Yes	___ No

(b)

If the answer to Section 7(a) is "yes," did the selling securityholder receive the Registrable Securities as compensation for investment banking services to the Company?

Note: If the answer to 7(b) is "no," SEC guidance has indicated that the selling securityholder should be identified as an underwriter in the Registration Statement.

		___ Yes	___ No

(c)	Is the selling securityholder an affiliate of a broker-dealer?	___ Yes	___ No

(d)

If the selling securityholder is an affiliate of a broker-dealer, does the selling securityholder certify that it purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, the selling securityholder had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Note: If the answer to 7(d) is "no," SEC guidance has indicated that the selling securityholder should be identified as an underwriter in the Registration Statement.

		___ Yes	___ No

8. Plan of Distribution. The undersigned has reviewed the proposed "Plan of Distribution" as set forth in Appendix B to this Questionnaire and agrees that the statements contained therein reflect its intended method(s) of distribution or, to the extent these statements are inaccurate or incomplete, the undersigned has communicated in writing to one of the parties listed above its signature any changes to the proposed "Plan of Distribution" that are required to make these statements accurate and complete. The undersigned acknowledges and agrees that the Company may make changes to the "Plan of Distribution" to address any comments from the Securities and Exchange Commission or may make any other changes necessary or advisable upon consultation with its counsel.

_______ (Please insert an "X" to the left if you have made any changes)

9. Legal Proceedings with the Company. Is the Company a party to any pending legal proceeding in which the selling securityholder is named as an adverse party?

___ Yes	___ No

State any exceptions here:

10. Reliance on Responses. The undersigned acknowledges and agrees that the Company and its legal counsel shall be entitled to rely on its responses in this Questionnaire in all matters pertaining to the Registration Statement and the sale of any Registrable Securities pursuant to the Registration Statement.

The undersigned hereby acknowledges and is advised of the SEC's Compliance and Disclosure Interpretation 239.10 regarding short selling:

"An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective.  One of the selling shareholders wanted to do a short sale of common stock "against the box" and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made.  There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date."

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

If the Company is required to file a new or additional registration statement to register Registrable Securities beneficially owned by the selling securityholder, the undersigned hereby agrees to complete and return to the Company, upon the request of the Company, a new Questionnaire (in a form substantially similar to this Questionnaire).

If the selling securityholder transfers all or any portion of its Registrable Securities after the date on which the information in this Questionnaire is provided to the Company, the undersigned hereby agrees to notify the transferee(s) at the time of transfer of its rights and obligations hereunder.

By signing below, the undersigned represents that the information provided herein is accurate and complete.  The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: ___________________	Beneficial Owner: ___________________________ By:___________________________ [Name:] [Title:]

AS SOON AS POSSIBLE, PLEASE EMAIL OR FAX A COPY OF THE COMPLETED AND EXECUTED QUESTIONNAIRE TO:

The Alkaline Water Company Inc. Attn: Virgil Hlus Fax: E-mail:

APPENDIX A
DEFINITION OF "BENEFICIAL OWNERSHIP"

1. A "Beneficial Owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(a)  Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(b)  Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

2. Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

3. Notwithstanding the provisions of paragraph (1), a person is deemed to be the "beneficial owner" of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

APPENDIX B
PLAN OF DISTRIBUTION

Each selling stockholder of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their securities covered hereby on the OTC Markets Group's OTCQB or any other stock exchange, market or trading facility on which the securities are traded or in private transactions.  A selling stockholder may sell all or a portion of the shares being offered pursuant to this prospectus at fixed prices, at prevailing market prices at the time of sale, at varying prices or at negotiated prices. A selling stockholder may use any one or more of the following methods when selling securities:

  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

  block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

  an exchange distribution in accordance with the rules of the applicable exchange;

  privately negotiated transactions;

  settlement of short sales;

  in transactions through broker-dealers that agree with the selling stockholders to sell a specified number of such securities at a stipulated price per security;

  through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

  a combination of any such methods of sale; or

  any other method permitted pursuant to applicable law.

The selling stockholders may also sell securities under Rule 144 under the Securities Act of 1933 (the "Securities Act"), if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the securities or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the securities in the course of hedging the positions they assume.  The selling stockholders may also sell securities short and deliver these securities to close out their short positions, or loan or pledge the securities to broker-dealers that in turn may sell these securities.  The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholders and any broker-dealers or agents that are involved in selling the securities may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Each selling stockholder has informed us that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the securities.

We are required to pay certain fees and expenses incurred by us incident to the registration of the securities.

Because selling stockholders may be deemed to be "underwriters" within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder.  In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. The selling stockholders have advised us that there is no underwriter or coordinating broker acting in connection with the proposed sale of the resale securities by the selling stockholders.

The resale securities will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Securities Exchange Act of 1934, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution.  In addition, the selling stockholders will be subject to applicable provisions of the Securities Exchange Act of 1934 and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of securities of the common stock by the selling stockholders or any other person.  We will make copies of this prospectus available to the selling stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

EXHIBIT E

RIGHTS AND RESTRICTIONS OF SERIES E PREFERRED SHARES